per share amounts	6 Months Ended
Jun. 30, 2024
per share amounts
per share amounts
12	per share amounts

Basic net income per Common Share is calculated by dividing net income attributable to Common Shares by the total weighted average number of Common Shares outstanding during the period. Diluted net income per Common Share is calculated to give effect to share option awards and restricted share unit awards.

The following table presents reconciliations of the denominators of the basic and diluted per share computations. Net income was equal to diluted net income for all periods presented.

	Three months		Six months
Periods ended June 30 (millions)	2024	2023	2024	2023
Basic total weighted average number of Common Shares outstanding	1,482	1,447	1,479	1,443
Effect of dilutive securities — Restricted share units	4	5	4	4
Diluted total weighted average number of Common Shares outstanding	1,486	1,452	1,483	1,447

For the three-month and six-month periods ended June 30, 2024 and 2023, no outstanding equity-settled restricted share unit awards were excluded in the calculation of diluted income per Common Share. For the three-month and six-month periods ended June 30, 2024, approximately 1 million (2023 - NIL) and 1 million (2023 - NIL), respectively, TELUS Corporation share option awards were excluded in the calculation of diluted income per Common Share.